EXHIBIT 10(C)

                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549


                           FORM 11-K

                        ANNUAL REPORT

                  Pursuant to Section 15(d) of the
                  Securities Exchange Act of 1934
               For the fiscal year ended March 31, 1996


A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                     Blue Diamond Savings Plan
                     P.O. Box 59015
                     Knoxville, TN 37950-9015


B. Names of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                     Blue Diamond Coal Company
                     P.O. Box 59015
                     Knoxville, TN 37950-9015




Item 1.  Changes in the Plan

Effective April 1, 1995, First American Trust Company, Knoxville, Tennessee, was replaced as Trustee of the Plan. The four members of the Advisory Committee of the Plan now serve as Trustees of the Plan. This change was made as a result of administrative difficulties encountered with the previous Trustee, its investment funds and its record-keeper. Record-keeping functions are now performed by Blue Diamond Coal Company personnel and the assets are invested in the Fidelity Family of Funds or Blue Diamond Coal Company stock as directed by the participants. Funds offered include the Fidelity Retirement Money Market Fund, the Fidelity Intermediate Bond Fund, the Fidelity Blue Chip Growth Fund and the Fidelity Puritan Fund.

Item 2.  Changes in Investment Policy

In connection with the change in Trustees, the Plan was amended to allow investment in one or more of the funds offered and to provide more flexibility for the participant to transfer assets among selected funds.

Item 3.  Contributions Under the Plan

Not applicable

Item 4.  Participating Employees

Fifty employees were eligible to participate in the Plan at March 31, 1997, of which forty-one had elected to be active participants.

Item 5.  Administration of the Plan

	(a)	The Advisory Committee, whose members also serve as Plan Trustees, is responsible for authorizing remittance of contributions to the fund custodian and disbursement of benefits by the fund custodian;
for making necessary rules and regulations; for establishing and maintaining appropriate records; for preparing and filing required reports and documents; for computation of benefits; for interpretation of the Plan and related matters; and, for employment of necessary actuaries, accountants and counsel.

			The Advisory Committee is composed of four members, all employees of Blue Diamond Coal Company, who are appointed by and serve at the pleasure of the Board of Directors of Blue Diamond Coal
Company.  The present members of the Committee are:  John E. Way,
Jr., Administrative Vice President of the Company, Ted B. Helms,
President of the Company, K. Roger Foster, Secretary and Vice
President of the Company and William S. Lyon, III, Treasurer of
the Company.  The address of the members of the Committee is Blue
Diamond Coal Company, P.O. Box 59015, Knoxville, Tennessee  37950-
9015.

	(b)	The members of the Advisory Committee serve without any
compensation and no other compensation was paid by the Plan.



Item 6.  Custodian of Investments

	(a)	Members of the Plan's Advisory Committee also serve as its
Trustees effective April 1, 1995. Plan Assets invested in mutual funds are held by Fidelity Investment Institutional Service
Company, Inc. (Fidelity), 400 E. Las Colinas Blvd., Irving, Texas.
Plan assets invested in Blue Diamond Coal Company Common Stock are maintained by J. J. B. Hilliard, W. L. Lyons, Inc. (Hilliard
Lyon), 106 W. Vine Street, Lexington, Kentucky.

	(b)	The total amount of compensation received by the Advisory
Committee in its capacity as Trustee and Fidelity and Hilliard
Lyons in their capacity as Custodians of Plan Assets was $0.00.

	(c)	The Plan Trustees are covered by a Pension Trust Fiduciary
Liability Insurance policy in the amount of $1,000,000.


Item 7.  Reports Made to Participating Employees Relating to Plan
Operations and the Status of Employees' Accounts

	Blue Diamond Coal Company Annual Report
	Quarterly Investment Summary
	Blue Diamond Savings Plan Annual Report


Item 8.  Investment of Funds

The Plan buys and sells company stock on a net basis for which the broker's commission approximates three (3) percent of the market value of the transaction. No broker through which the Trustee executed trades for this period on behalf of the Plan is an affiliated person (as contemplated by the Investment Act of 1949) of the Trustee. Neither the Plan nor the Trustee, pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure, has directed the Plan's brokerage transactions to a broker because of research services provided by said broker.




Item 9.  Financial Statements and Exhibits

     											Page No.
	(a)	Financial Statements:

		Report of Independent Auditors 	4

		Statement of Net Assets Available for Benefits
		     March 31, 1997	5

		Statement of Net Assets Available for Benefits
		     March 31, 1996	6

		Statement of Changes in Net Assets Available
		     for Benefits-Year ended March 31, 1997	7

		Statement of Changes in Net Assets Available
		     for Benefits-Year ended March 31, 1996	8

		Statement of Changes in Net Assets Available
		     for Benefits-Year ended March 31, 1995	.9

		Notes to Financial Statements	10

            Schedules:

		Schedules I, II and III have been omitted because the required information is shown in the financial statements.

	(b)	Exhibits:  None





REPORT OF INDEPENDENT AUDITORS

Board of Directors
Blue Diamond Coal Company

We have audited the accompanying consolidated balance sheets of Blue Diamond Coal Company and subsidiaries as of March 31, 1997 and 1996, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended March 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Blue Diamond Coal Company and subsidiaries as of March 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended March 31, 1997, in conformity with generally accepted accounting principles.

                                         /S/ Coulter & Justus, P.C.
May 27, 1997












STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS

BLUE DIAMOND SAVINGS PLAN

MARCH 31, 1997

                       Mutual      Blue Diamond
                       Funds        Stock Fund     Loan Fund         Total
                     -----------    ------------    ---------      ----------
Cash                  $      .00     $  1,919.16    $       .00     $  1,919.16

Participant Loan
 Receivables                 .00             .00      40,689.13       40,689.13

Investments, at market:

  Blue Diamond Coal Co.
   Common Stock
  (Cost $313,547.47)         .00      536,721.50            .00      536,721.50

  Other unaffiliated investments:
   Equity Mututal
    Funds             494,367.54             .00            .00      494,367.54

   Fixed Income
    Mutual Funds       71,368.76             .00            .00       71,368.76

   Short-term Investment
    Mutual Funds      198,547.29             .00            .00      198,547.29
                      ----------      ----------     ----------    ------------
Total other unaffiliated
 Investments          764,283.59             .00            .00      764,283.59
                      ----------      ----------     ----------    ------------
     Total
     Investments      764,283.59      536,721.50            .00    1,301,005.09
                      ----------      ----------     ----------    ------------
     NET ASSETS
     AVAILABLE
     FOR BENEFITS    $764,283.59     $538,640.66    $ 40,689.13   $1,343,613.38
                      ==========      ==========     ==========    ============

See notes to financial statements.




STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS

BLUE DIAMOND SAVINGS PLAN

March 31, 1996

                        Mutual       Blue Diamond     Loan
                        Funds         Stock Fund      Fund           Total
                    -----------     ------------    ----------    -----------
Cash                $    51.68     $     10.09    $       .00    $     61.77

Participant Loan
Receivables                .00             .00      44,677.42      44,677.42

Investments, at market:

  Blue Diamond Coal Co.
   Common Stock
   (Cost $302,103.13)       .00      489,491.87           .00     489,491.87

  Other unaffiliated investments:
   Equity Mututal
    Funds            417,083.75             .00           .00     417,083.75

   Fixed Income
    Mutual Funds      60,114.29             .00           .00      60,114.29

   Short-term Investment
    Mutual Funds     177,400.18            6.12           .00     177,406.30
                     ----------      ----------   ----------    ------------
Total other unaffiliated
 Investments         654,598.22            6.12           .00     654,604.34
                     ----------     ----------    ----------    ------------
     Total
      Investments    654,598.22      489,497.99           .00   1,144,096.21
                     ----------      ----------    ----------   ------------
    NET ASSETS
    AVAILABLE
    FOR BENEFITS    $654,649.90     $489,508.08   $ 44,677.42  $1,188,835.40
                     ==========      =========     ==========   ============

See notes to financial statements.



STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

BLUE DIAMOND SAVINGS PLAN

Year ended March 31, 1997


                    Mutual       Blue Diamond     Loan
                    Funds         Stock Fund      Fund             Total
                  -----------     ------------  -----------     -------------
Additions:
  Employee cash
   contributions    $ 79,989.55     $ 16,855.60    $       .00    $   96,845.15
  Employer cash
   contributions      11,563.55        3,421.61            .00        14,985.16

  Investment Income:
    Dividends         53,856.10             .00            .00        53,856.10
    Interest                .00             .00       3,390.94         3,390.94
    Net Realized and
    Unrealized
    appreciations
     of investments   11,316.19       40,797.80            .00        52,113.99
                     ----------      ----------     ----------     ------------
 Total Additions     156,725.39       61,075.01       3,390.94       221,191.34

Deductions:
  Benefit Payments   (53,459.31)     (12,954.05)           .00       (66,413.36)

Inter-fund Transfers   6,367.61        1,011.62      (7,379.23)             .00
                     ----------      ----------     ----------     ------------
NET ADDITIONS
 (DEDUCTIONS)        109,633.69       49,132.58      (3,988.29)      154,777.98

Net assets available for
 benefits at
 beginning of year    654,649.90      489,508.08      44,677.42     1,188,835.40
                      ----------      ----------     ----------     ------------

NET ASSETS AVAILABLE FOR
 BENEFITS AT END
 OF YEAR             $764,283.59     $538,640.66    $ 40,689.13    $1,343,613.38
                      ==========      ==========     ==========     ============


See notes to financial statements.






STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

BLUE DIAMOND SAVINGS PLAN

Year ended March 31, 1996



                                            Blue
                              SEI           Diamond
              Mutual         Model          Stock         Loan
              Funds          Fund           Fund          Fund          Total
             ----------     ---------     ----------     --------    -----------
Additions:
Employee
 cash
 contrib    $ 70,144.71    $       .00   $ 16,033.72    $     .00   $  86,178.43

Employer cash
 contrib      10,972.69            .00      3,302.02          .00      14,274.71

Investment income:
 Dividends    39,377.78       2,146.80           .00         .00       41,524.58
 Interest         51.68            .00         38.35    4,840.04        4,930.07
 Net realized and
 unrealized
 appreciation
 of invests.  39,549.47       2,451.36    146,534.22         .00      188,535.05
              ---------     ----------    ----------   ---------    ------------
Total
additions    160,096.33       4,598.16    165,908.31    4,840.04      335,442.84

Deductions:
  Benefit
  payments  (88,264.95)           .00     (7,731.21)        .00      (95,996.16)

Inter-fund
transfers    582,818.52    (610,135.71)    38,614.71  (11,297.52)            .00
             ----------     ----------    ----------   ---------    ------------
 NET ADDITIONS
 (DEDUCTIONS) 654,649.90   (605,537.55)   196,791.81   (6,457.48)     239,446.68

Net assets available
 for benefits
 at beginning
 of year            .00     605,537.55    292,716.27   51,134.90      949,388.72
            -----------     ----------    ----------   ---------    ------------
  NET ASSETS AVAILABLE
  FOR BENEFITS AT
  END OF
  YEAR      $654,649.90    $       .00   $489,508.08  $44,677.42   $1,188,835.40
             ==========     ==========    ==========   =========    ============


See notes to financial statements.



STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

BLUE DIAMOND SAVINGS PLAN

Year ended March 31, 1995

                                                         Blue
       	                     PNC           SEI           Diamond
       	                     STIF          Models        Stock         Loan
	                  Fund      Fund          Fund          Fund         Total
                   ----    --------       --------     --------    ---------
Additions:
 Employee cash
  contributions      .00   $ 63,546.11   $ 17,869.53   $      .00    $ 81,415.64
 Transfers from other
 qualified plans     .00      2,047.76           .00          .00       2,047.76
Investment income:
  Dividends          .00     22,617.89           .00          .00      22,617.89
  Interest        174.16      7,850.41         57.67     3,543.21      11,625.45
  Net realized and
   unrealized appreciation
   (depreciation) of
   investments       .00     12,733.57        (34.87)         .00      12,698.70
               ---------    ----------     ---------    ---------   ---------
Total additions   174.16    108,795.74     17,892.33     3,543.21     130,405.44

Deductions:
  Benefit
  payments          .00    (97,246.06)          .00          .00     (97,246.06)

Inter-fund
transfers   (624,818.64)   593,987.87     78,121.98   (47,291.21)           .00
             ----------    ----------     ---------    ---------     ----------
NET ADDITIONS
(DEDUCTIONS) (624,644.48)   605,537.55     96,014.31   (43,748.00)     33,159.38

Net assets available
 for benefits
 at beginning
 of year       624,644.48          .00    196,701.96    94,882.90     916,229.34
               ----------    ----------   ----------    ---------     ----------
  NET ASSETS AVAILABLE
  FOR BENEFITS
  AT END OF
  YEAR        $       .00   $605,537.55  $292,716.27   $51,134.90    $949,388.72
               ==========    ==========   ==========    =========    ==========


See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

BLUE DIAMOND SAVINGS PLAN

March 31, 1997


NOTE A--SIGNIFICANT ACCOUNT POLICIES

The accounting records of the Plan are maintained on an accrual basis.

Investments are stated at current value measured by quoted prices in an active market. Gains or losses on sales of securities are based on the specific identification method. Net appreciation or depreciation in fair value of investments is reflected in the statement of changes in net assets available for benefits. The Plan's investments are not collateralized.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.
Accordingly, actual results could differ from those estimates.

Contributions by Blue Diamond Coal Company, if any, are based on percentages of compensation elected by Plan participants.

NOTE B--DESCRIPTION OF PLAN

The Blue Diamond Savings Plan is a defined contribution plan covering full-time employees of Blue Diamond Coal Company. The Plan is subject to the provisions of the Employment Retirement Income Security Act of 1974 (ERISA). The Plan became effective January 1, 1985.

Each year, participants may contribute up to 12% of regular salary or wages. Contributions by Blue Diamond Coal Company are at the discretion of management. Members employed by Blue Diamond Coal Company contributed $96,845.15, $86,178.43 and $81,415.64 during the years ended March 31,
1997, 1996 and 1995, respectively. Blue Diamond Coal Company contributed $14,985.16 and $14,274.71 of matching funds during the years ended March 31, 1997 and 1996, respectively, but made no contribution during the year ended March 31, 1995.

Member contributions and employer contributions may be invested in various Investment Options offered by the Plan. Each participant's account is credited with the participant's contribution, any Company matching contribution and an allocation of Plan earnings. Allocation of earnings are based on participant contributions and account balances. The benefit to which a participant is entitled is the benefit that can be provided from the participant's account.

Participants may request a loan from the Plan to be repaid through payroll deductions over a maximum of five years. The amount of the individual loans may range from $1,000.00 to the lesser of $50,000.00 or 50% of the total vested value of the participant's Plan account. Loans to participants are secured by the participants' Plan accounts. Interest rates range from 7% to 9.75% on loans outstanding as of March 31, 1997.

Participants are immediately vested in their voluntary contributions and Company matching contributions plus actual earnings thereon.

On termination of service, a participant may elect to receive a lump sum amount equal to the value of his or her account at any time prior to attaining the age of 62, at which time a distribution is mandatory if required by the Advisory Committee.

The Company has the right under the Plan to discontinue its contributions at any time and, although it has not expressed any intent to do so, to terminate the Plan subject to the provisions of ERISA.

Fees for legal, accounting and other administrative expenses are paid by the Company.

Additional information related to the Plan can be found in the booklet, Blue Diamond Savings Plan Summary Plan Description.


NOTE C--DESCRIPTION OF FUNDS AND INVESTMENTS

During the Plan year ended March 31, 1997, the Plan offered five investment choices to the participants. A money market fund, fixed income fund, two equity funds and Blue Diamond Coal Company common stock were offered to provide investment choices compatible with the participants' risk and return preferences. The Fidelity Retirement Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, U. S. dollar-denominated money market instruments of U. S. and foreign issuers. The Fidelity Intermediate Bond Fund seeks high current income by investing in fixed-income obligations with a dollar-weighted portfolio maturity ranging between 3 and 10 years. The Fidelity Puritan Fund invests primarily in high-yielding common stocks and bonds of any quality to earn as much income as possible while preserving capital. The Fidelity Blue Chip Growth Fund is an equity growth fund which seeks long-term capital appreciation. This Fund is invested in a broadly diversified portfolio of common stocks of well-known and established companies believed to have above-average growth potential. The Blue Diamond Stock Fund invests entirely in the common stock of Blue Diamond Coal Company except for fund liquidity requirements. At March 31, 1997, the Money Market Fund had 28 participants, the Intermediate Bond Fund had 6 participants, the Puritan Fund had 11 participants, the Blue Chip Growth Fund had 27 participants and the Blue Diamond Stock Fund had 14 participants. Fidelity Investments Institutional Services, Inc. held the Plan's Mutual Funds and J. J. B. Hilliard, W. L. Lyons, Inc. held the Plan's Blue Diamond Coal Company Stock. The members of the Plan's Advisory Committee serve as Trustees of the Plan's Assets. Investments at March 31, 1997, were as follows:




                                                                   Percentage
                                                                       of
                                                          Market       Net
Issuer                    Investment         Cost         Value       Assets
------                    ----------         ----         ------    ----------
BLUE DIAMOND COAL
COMPANY COMMON STOCK    21,907 shares   $  313,547.47  $  536,721.50   41.25%

UNAFFILIATED INVESTMENTS

MUTUAL FUNDS
    Fixed Income Mutual Fund
      Fidelity Intermediate Bond             (1)           71,368.76    5.49%

    Equity Mutual Funds
      Fidelity Puritan                       (1)          142,043.68
      Fidelity Blue Chip Growth              (1)          352,323.86
                                                        ------------   -----
      Total Equity Mutual Funds                           494,367.54   38.00%

    Money Market Funds
      Fidelity Retirement
       Money Market                          (1)          198,547.29   15.26%
                                                       -------------   -----
  TOTAL UNAFFILIATED INVESTMENTS                          764,283.59   58.75%
                                                       -------------   -----

                TOTAL INVESTMENTS                      $1,301,005.09  100.00%
                                                        ============  ======

(1) Cost information is not available from Fidelity Investments Institutional Services, Inc.





Investments at March 31, 1996, were as follows:

                                                                    Percentage
                                                                        of
                                                     Market             Net
Issuer          Investment           Cost            Value             Assets
------          ----------       ----------      ------------       -----------
BLUE DIAMOND
COAL COMPANY
COMMON STOCK     21,635 shares    $302,103.13      $  489,491.87        42.78%

UNAFFILIATED INVESTMENTS

MUTUAL FUNDS
 Fixed Income Mutual Fund
  Fidelity Intermediate Bond            (1)            60,114.29         5.25%

  Equity Mutual Funds
   Fidelity Puritan                     (1)           120,874.91
   Fidelity Blue Chip Growth            (1)           296,208.84
                                                    ------------
    Total Equity Mutual Funds                         417,083.75        36.46%

  Money Market Funds
   Fidelity Retirement
     Money Market                       (1)           177,400.18
   Valuestar Prime Money Market
     Fund                                6.12               6.12
                                                    ------------
   Total Money Market Funds                           177,406.30        15.51%
                                                    ------------       ------
 TOTAL UNAFFILIATED INVESTMENTS                       654,604.34        57.22%
                                                    ------------       ------
     TOTAL INVESTMENTS                             $1,144,096.21       100.00%
                                                    ============       ======


(1)  Cost information is not available from Fidelity Investments
Institutional Services, Inc.

During the years ended March 31, 1997, 1996 and 1995, the Plan's investments (including investments bought, sold, as well as held during the year) experienced a net appreciation in fair market value of $52,113.99, $188,535.05 and $12,698.70, respectively


NOTE D--MUTUAL FUNDS AND SEI MODEL FUNDS ACTIVITY

Effective April 1, 1994, the Plan offered investment options to participants in the form of "Models" which provided allocations of the participants' investments among various short-term investment, fixed and equity mutual funds. Allocations among these mutual funds were designated to meet predetermined risk and return criteria desired by the participant. The "Models" were replaced by four (4) Fidelity Mutual Funds in April, 1995. The allocation of net assets available for benefits as of March 31, 1997, and March 31, 1996, and the related changes in net assets available for benefits from April 1, 1996 to March 31, 1997, from April 1, 1995 to March 31, 1996, and from April 1, 1994 to March 31, 1995, for the various "Models" and four Fidelity Mutual Funds are as follows:


   					                 TOTAL
                          4/1/96                    INVESTMENT                                   3/31/97
FUND DESCRIPTION         BALANCE     CONTRIBUTIONS   EARNINGS     TRANSFERS    WITHDRAWALS       BALANCE
----------------       -----------   -------------  ----------   -----------   ------------   ------------
Fidelity Intermediate
 Bond                  $ 60,114.29   $ 6,718.65    $ 2,847.12   $ 2,544.70    $   (856.00)  $  71,368.76


Fidelity Puritan        120,874.91    14,569.53     15,526.22     3,759.00     (12,685.98)    142,043.68
Fidelity Blue
Chip Growth             296,208.84    47,165.42     36,987.09     6,738.59     (34,776.08)    352,323.86
                        ----------    ---------    ----------    ---------    -----------     ----------
  Total Equity          417,083.75    61,734.95     52,513.31    10,497.59     (47,462.06)    494,367.54

Fidelity Retirement
 Money Market           177,451.86    23,099.50      9,811.86    (6,674.68)     (5,141.25)    198,547.29
                        ----------    ---------     ---------    ---------     ----------     ----------
              		        $654,649.90   $91,553.10    $65,172.29   $ 6,367.61    $(53,459.31)   $764,283.59
                        ==========    =========     =========    =========     ==========     ==========




                                                  TOTAL
                      4/01/95       CONTRI-     INVESTMENT                    WITH-      3/31/96
FUND DESCRIPTION      BALANCE       BUTIONS      EARNINGS     TRANSFERS     DRAWALS      BALANCE
----------------    -----------   ----------   ----------   -----------  -----------  -----------
Stable Asset Fund   $225,631.93   $      .00   $ 1,346.87  $(226,978.80) $       .00  $       .00
Short Term Gov't       6,562.43          .00       173.79     (6,736.22)         .00          .00
Intermediate
 Government              248.58          .00         2.03       (250.61)         .00          .00
GNMA                  69,070.86          .00       794.18    (69,865.04)         .00          .00
Bond Fund             24,550.19          .00       207.46    (24,757.65)         .00          .00
Core Fixed            68,872.22          .00       471.55    (69,343.77)         .00          .00
Fidelity Inter-
 mediate Bond Fund          .00     6,008.35     3,466.89     51,161.05      (522.00)   60,114.29
                     ----------    ---------    ---------    ----------    ---------   ----------
                     394,936.21     6,008.35     6,462.77   (346,771.04)     (522.00)   60,114.29

Small Cap Growth      26,830.04          .00        81.59    (26,911.63)         .00          .00
Cap Appreciation      73,454.40          .00       333.30    (73,787.70)         .00          .00
Value Fund            44,430.67          .00       152.94    (44,583.61)         .00          .00
Equity Income         36,141.62          .00       189.29    (36,330.91)         .00          .00
Mid-Cap Growth        27,106.61          .00         6.59    (27,113.20)         .00          .00
Fidelity Puritan Fund       .00    17,169.51    19,008.75     87,454.65    (2,758.00)  120,874.91
Fidelity Blue
  Chip Growth               .00    37,804.17    45,536.56    213,334.11      (466.00)  296,208.84
                     ----------    ---------    ---------    ----------    ---------   ----------
 Total               207,963.34    54,973.68    65,309.02     92,061.71    (3,224.00)  417,083.75

Prime Obligation       2,638.00          .00        18.87     (2,656.87)         .00          .00
Fidelity Retirement
 Money Market Fund          .00    20,135.37    11,786.43    230,049.01   (84,518.95)  177,451.86
                     ----------    ---------    ---------    ----------    ---------   ----------
                       2,638.00    20,135.37    11,805.30    227,392.14   (84,518.95)  177,451.86
                     ----------    ---------    ---------    ----------    ---------   ----------
                    $605,537.55   $81,117.40   $83,577.09   $(27,317.19) $(88,264.95) $654,649.90
                     ==========    =========    =========    ==========    =========   ==========

</TABLE





                                        INVESTMENT
                                         EARNINGS                                     3/31/95
FUND DESCRIPTION         CONTRIBUTIONS   (LOSSES)    TRANSFERS       WITHDRAWALS     BALANCE
----------------         -------------  ----------   -----------    ------------   -----------
Stable Asset Fund         $11,061.62    $ 5,883.52   $209,577.35    $   (890.56)   $225,631.93
Short Term Government         506.97         61.72      5,993.74            .00       6,562.43
Intermediate Government          .00           .00        248.58            .00         248.58
GNMA                        4,459.17      3,929.44     60,822.46        (140.21)     69,070.86
Bond Fund                   1,079.37      1,790.66     21,820.37        (140.21)     24,550.19
Core Fixed                  3,740.55      4,361.88     61,036.18        (266.39)     68,872.22
Blue Government Fund             .00        (58.89)     2,575.04      (2,516.15)           .00
                           ---------     ---------    ----------      ---------     ----------
                           20,847.68     15,968.33    362,073.72      (3,953.52)    394,936.21

Small Cap Growth            1,219.10      2,667.38     23,027.68         (84.12)     26,830.04
Cap Appreciation            3,288.78      2,582.38     67,891.68        (308.44)     73,454.40
Value Fund                  1,974.67      3,433.59     39,204.68        (182.27)     44,430.67
Equity Income               1,615.80      2,800.68     31,879.37        (154.23)     36,141.62
Mid-Cap Growth              1,206.42        603.13     25,409.22        (112.16)     27,106.61
Blue Equity Fund                 .00      5,374.13     (5,374.13)           .00            .00
                           ---------     ---------    ----------      ---------     ----------
                            9,304.77     17,461.29    182,038.50        (841.22)    207,963.34

Prime Obligation              192.90      1,159.86      8,047.52      (6,762.28)      2,638.00
Blue Money Market          33,200.76      8,612.39     43,875.89     (85,689.04)           .00
                           ---------     ---------    ----------      ---------     ----------
                           33,393.66      9,772.25     51,923.41     (92,451.32)      2,638.00
                           ---------     ---------    ----------      ---------     ----------
                          $63,546.11    $43,201.87   $596,035.63    $(97,246.06)   $605,537.55
                           =========     =========    ==========      =========     ==========


NOTE E--INCOME TAX STATUS

The Plan received a determination letter dated July 18, 1985, in which the Internal Revenue Service stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code
(IRC). The Plan has been amended since receiving the determination letter. The Plan administrator believes the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC. Therefore, the Plan is considered qualified and the related Trust is exempt from tax.

Company contributions made to the Plan on behalf of the participants are not included in the employee's taxable income at the time of contribution. All dividends, interest and gains in asset value are non-taxable at the time realized by the Plan. When a distribution is made from the Plan, the amount distributed is taxable in the year of receipt by the participant.


NOTE F--TRANSACTIONS WITH PARTIES-IN-INTEREST

During the year ended March 31, 1997, the Plan purchased 829 shares of Blue Diamond common stock for $19,378.25 and sold 557 shares of Blue Diamond common stock for $12,946.37, resulting in a gain of $5,012.46.



During the year ended March 31, 1996, the Plan purchased 4,533 shares of Blue Diamond common stock for $77,795.56 and sold 1,284 shares of Blue Diamond common stock for $15,336.50, resulting in gains totaling
$12,039.59. During the year ended March 31, 1995, the Plan purchased 4,556 shares of Blue Diamond common stock for $93,987.00.







                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other person who administer the Plan), have duly caused this Annual Report to be signed by the undersigned thereunto duly authorized:


                                    THE BLUE DIAMOND SAVINGS PLAN

Date:  June 25, 1997                By:  Savings Plan Advisory Committee
     ---------------------


                                    By:   /s/ John Edward Way, Jr.
                                       ---------------------------------
                                       John Edward Way, Jr., Chairman
                                       of the Advisory Committee


                                    By:   /s/ K. Roger Foster
                                       ---------------------------------
                                       K. Roger Foster, a member
                                       of the Advisory Committee


                                    By:   /s/ Ted B. Helms
                                       ---------------------------------
                                       Ted B. Helms, a member
                                       of the Advisory Committee

                                    By:   /s/ William S. Lyon, III
                                       ---------------------------------
                                       William S. Lyon, III, a member
                                       of the Advisory Committee